ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited)

September 30, 2021

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds

Commodity Trading Advisors - Managed Futures
Bayforest Innovation Fund Limited	5/14/2021	$8,300,000	$8,324,469	2.81%
Squarepoint Core US Feeder L.P.	7/1/2020	18,500,000	18,955,960	6.40

Total Commodity Trading Advisors - Managed Futures		26,800,000	27,280,429	9.21

Distressed
Cerberus Partners, L.P.	11/1/2009	1,722,694	9,579,162	3.23
Cerberus Spv, LLC	11/1/2009	1,062,311	7,673,394	2.59
VR Global Onshore Fund, L.P.	2/1/2021	15,630,000	17,235,597	5.82

Total Distressed		18,415,005	34,488,153	11.64

Equity Long/Short - High Hedge
Cinctive Global Fund, L.P.	9/3/2019	10,075,258	11,636,218	3.93
Holocene Advisors Fund, L.P.	4/1/2017	15,340,000	24,786,909	8.37
Iron Triangle Fund, L.P.	7/1/2019	8,826,748	12,102,628	4.09
Magnetar Equity Opportunities Fund L.L.C.	2/1/2011	590,002	6,349,897	2.14
Point72 Capital, L.P.	12/1/2018	12,382,668	17,458,298	5.89

Total Equity Long/Short - High Hedge		47,214,676	72,333,950	24.42

Equity Long/Short - Opportunistic
Axon Partners, L.P.	10/1/2007	4,384,155	1,685,323	0.57

Total Equity Long/Short - Opportunistic		4,384,155	1,685,323	0.57

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

September 30, 2021

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Event Driven Credit
Olympus Peak Onshore L.P.	8/1/2020	$13,050,000	$14,413,476	4.87%

Total Event Driven Credit		13,050,000	14,413,476	4.87

Fixed Income Arbitrage
Obsidian Relative Value Strategy Fund, Ltd.	9/1/2018	6,798,052	8,624,497	2.91

Total Fixed Income Arbitrage		6,798,052	8,624,497	2.91

Macro
AKAZ Onshore Fund, L.P.	1/1/2019	8,491,512	10,321,919	3.48
Bellus Ventures II L.P.	6/1/2019	8,394,484	11,728,862	3.96
Broad Reach (US) Fund, L.P.	2/1/2020	10,933,817	13,869,414	4.68
D.E. Shaw Oculus Fund LLC	11/1/2006	6,091,471	18,443,502	6.22
Element Capital us Feeder Fund L.L.C.	7/1/2018	16,788,919	20,042,790	6.77
One River Long Volatility SP	5/1/2020	5,425,000	4,703,476	1.59
Rokos Global Macro Fund, LP	12/1/2015	12,995,000	20,259,623	6.84
X2 Opportunistic Debt Fund L.L.C.	2/1/2017	514,296	471,476	0.16

Total Macro		69,634,499	99,841,062	33.70

Mortgage Arbitrage
CerberUS CMBS Opportunities Fund, L.P.	10/1/2014	4,576,512	5,336,436	1.80
Tilden Park Investment Fund, L.P.	3/1/2012	4,634,810	10,775,849	3.64

Total Mortgage Arbitrage		9,211,322	16,112,285	5.44

Multi-Strategy
D.E. Shaw Composite Fund, L.L.C.	1/1/2006	163,470	243,555	0.08
Magnetar Capital Fund, L.P.	1/1/2008	101,207	130,966	0.04
QVT SLV Onshore Ltd	3/1/2012	259,233	397,216	0.14

Total Multi-Strategy		523,910	771,737	0.26

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

September 30, 2021

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Other Directional
BCIM Credit Opportunities, LP (b)	10/1/2014	$1,431,945	$3,497,380	1.18%
Burford Alternative Income Fund LP (b)	12/19/2018	4,987,408	6,778,956	2.29

Total Other Directional		6,419,353	10,276,336	3.47

Private Placements
QVT Roiv Hldgs Onshore Ltd.	1/1/2016	777,688	2,154,690	0.73

Total Private Placements		777,688	2,154,690	0.73

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	10,407,417	25,377,625	8.57
Squarepoint Focus US Feeder L.P.	9/1/2019	12,190,000	14,065,727	4.75
Two Sigma Spectrum US Fund, L.P.	5/1/2011	7,990,138	16,832,787	5.68
Voloridge Fund, L.P.	11/1/2020	14,875,000	14,703,796	4.96

Total Statistical Arbitrage		45,462,555	70,979,935	23.96

Total Investments in Investment Funds		$248,691,215	358,961,873	121.18

Liabilities in excess of Other Assets			(62,737,394)	(21.18)

Total Net Assets			$296,224,479	100.00%

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

September 30, 2021

Strategy Allocation	Percent of Net Assets
Macro	33.70%
Equity Long/Short - High Hedge	24.42
Statistical Arbitrage	23.96
Distressed	11.64
Commodity Trading Advisors - Managed Futures	9.21
Mortgage Arbitrage	5.44
Fixed Income Arbitrage	2.91
Event Driven Credit	4.87
Other Directional	3.47
Private Placements	0.73
Equity Long/Short - Opportunistic	0.57
Multi-Strategy	0.26

Total Investments in Investment Funds	121.18%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of Alternative Investment Partners Absolute Return Fund (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the period from January 1, 2021 to September 30, 2021, the Fund did not have any transfers between Levels 1, 2, or 3.

As of September 30, 2021, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.